Exhibit No. 99.6

                                VOTING AGREEMENT



     This VOTING AGREEMENT (the "Agreement") dated as of June 29, 2001, by and among Carmine Stella and Anthony Stella (collectively referred to herein as the "Capital Stockholders"), Monty Matrisciani, Michael Mastrisciani, Daniel Matrisciani and Alex Matrisciani (collectively referred to herein as the "Prospect Stockholders"), Capital Beverage Corporation, a Delaware corporation located at 1111 East Tremont Ave., Bronx, New York 10460 ("Capital" or the "Company") and Prospect Beverage Corporation, a New York corporation located at 700 Columbia Street, Erie Basin, Building 302, Brooklyn, New York 11231-1929 ("Prospect").



                                R E C I T A L S:



     WHEREAS, Capital and Prospect have entered into an asset purchase agreement, dated May 4 , 2001 (the "Asset Purchase Agreement"); and

     WHEREAS, as a condition to the closing of the Asset Purchase Agreement, the parties hereto are required to enter into this Voting Agreement; and

     WHEREAS, the Capital Stockholders and the Prospect Stockholders are stockholders of the Company; and

     WHEREAS, the parties hereto desire to set forth their agreement as to certain matters regarding, among other things, the governance and management of the Company and the sale or disposition of the Company's securities.

     NOW, THEREFORE, in consideration of the mutual premises, covenants and agreements contained herein, the parties agree as follows:

     Section 1. Corporation Governance.

     1.1 Company's Board of Directors

     (a) Number of Directors; Board Representation. Commencing upon the first annual meeting of the Company's stockholders after the date hereof, which will be held not later than September 30, 2001 and during the term of this Agreement, the Company shall be governed by a Board of Directors (the "Board") of eight (8) members (or six (6) if the parties agree). The directors shall serve for periods of one year (the first period commencing on the date of the annual meeting of stockholders or sooner if elected prior thereto) and until their successors are elected at the next annual meeting of the stockholders, at any special meeting, or by majoritywritten consent, as the case may be. The Board shall nominate and recommend to the stockholders of the Company eight (8) nominees (or six (6) as the case may be) for election to the Board, 50% of whom shall be chosen by the Prospect Stockholders in their sole and absolute discretion ("Prospect Nominees") and 50% of whom shall be chosen by the Capital Stockholders in their sole and absolute discretion (Capital Nominees"). Notwithstanding the foregoing, the Board shall not nominate a person for election whose employment has been terminated by Capital for cause. (b) Notwithstanding the provisions of Section 1.1(a), if the securities of Capital are no longer listed on The Nasdaq Smallcap Market ("Nasdaq"), the Board shall take immediate action to appoint the new board (as provided in 1.1(a)) prior to the next annual meeting of shareholders. In addition, the Prospect Stockholders may request the Board, prior to the next annual meeting, to seek permission from Nasdaq to elect the new board (as provided in Section 1.1(a)) prior to the next annual meeting of shareholders, without the need for such meeting.

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     1.2 Agreement to Vote Shares.

     Each Prospect Stockholder and each Capital Stockholder agrees during the term of this Agreement to vote, or cause to be voted, the shares shown opposite each Stockholder's name on Schedule A hereto and any other shares acquired after the date hereof (less such shares sold pursuant to Rule 144 or in other open market transactions) (the "Shares"), in person or by proxy, in favor of the Prospect Nominees and Capital Nominees at every meeting of the stockholders of the Company at which directors are elected to the Board and at every adjournment thereof. Notwithstanding anything contained herein to the contrary, each Prospect Stockholder and Capital Stockholder may sell any of their Shares under Rule 144, or pursuant to an effective registration statement, at which time the Shares sold shall be free of any restrictions or obligations imposed by this Agreement. In connection with any such sale, the Company shall provide, or cause to be provided, such instructions or opinions of counsel as are necessary to remove all legends from such Shares.

     1.3 Other Agreement.

     Except as permitted in or required by this Agreement, no stockholder has or shall (i) grant any proxy with respect to the Shares, (ii) enter into or agree to be bound by any voting trust with respect to any Shares or (iii) enter into any stockholder agreements or arrangements of any kind with any person with respect to any Shares, which in any such case is inconsistent with the provisions of this Agreement.

     2. Right to Join in Sale.

     (a) Notwithstanding anything herein to the contrary, if any of the Capital Stockholders or any of the Prospect Stockholders ("Selling Holders") proposes, in a single transaction or a series of related transactions, to sell, dispose of or otherwise transfer a majority of such stockholders Shares, the Selling Holders shall refrain from effecting such transaction unless, prior to the consummation thereof, each of the other stockholders who are parties to this Agreement shall have been afforded the opportunity to join in such transfer as provided in Section 2(b). Specifically excluded from this provision are sales made pursuant to Rule 144 or other sales in the open market.

     (b) Prior to the consummation of any transaction subject to this Section 2, the person or group (the "Proposed Purchaser") that proposes to acquire securities in a transaction subject to Section 2(a) (the "Tag-Along Sale") shall offer (the "Tag-Along Purchase Offer") in writing to each of the other stockholders who are parties to this Agreement the right to include a proportionate amount of their Shares in the proposed sale to the Proposed Purchaser equal to the proportionate amount of the Selling Holder's Shares being sold, at the same price and on the same terms and conditions as the Proposed Purchaser has offered to the Selling Holders. Each stockholder shall have five
(5) days from the receipt of the Tag-Along Purchase Offer in which to accept the Tag-Along Purchase Offer. In the event that a transfer is subject to Section 2(a), no transfer shall be consummated without the Proposed Purchaser first complying with this Section 2(b). It shall be the responsibility of each stockholder who is a party to this Agreement to determine whether any transaction to which it is party is subject to Section 2(a). Specifically excluded from this provisions are sales made pursuant to Rule 144 or other sales in the open market.

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

     Section 3. Miscellaneous.

     3.1 Survival of Terms. All representations, warranties and covenants contained in this Agreement or in any certificates or other instruments delivered by or on behalf of the parties hereto shall be continuous and survive the execution of this Agreement.

     3.2 Entire Agreement; Amendment. This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated herein, supersedes all prior written agreements and negotiations and oral understandings, if any, and may not be amended, supplemented or discharged except by an instrument in writing signed by all parties.

     3.3 Assignment. This Agreement shall be binding upon the parties hereto and their respective successors, personal representations, heirs at law, and assigns and shall inure to the benefit of any assignee, subject to the terms and conditions hereof (including execution of a joinder agreement by any assignee).

     3.4 No Waiver. Any waiver by either party to this Agreement of any provision of this Agreement shall not be construed as a waiver of any other provision of this Agreement, nor shall such waiver be construed as a waiver of such provision respecting any future event or circumstance.

     3.5 Notices. Notices hereunder shall be given only by personal delivery, registered or certified mail, return receipt requested, overnight courier service, or telex, telegram, facsimile or other form of electronic mail and shall be deemed transmitted when personally delivered or deposited in the mail or delivered to a courier service or a carrier for electronic transmittal or electronically transmitted by facsimile (as the case may be), postage or charges prepaid, and properly addressed to the particular party to whom the notice is to be sent. Unless and until changed by notice given as provided herein, notices shall be sent (i) to the Company, at 1111 East Tremont Ave., Bronx, New York 10460, Attention: Carmine Stella, to Prospect at, 700 Columbia Street, Erie Basin, Building 302, Brooklyn, New York 11231-1929 (ii) to Monty Matrisciani, Michael Matrisciani, Daniel Matrisciani and Alex Matrisciani at, 700 Columbia Street, Erie Basin, Building 302, Brooklyn, New York 11231-1929, in each case with a copy to Goldstein & DiGioia, LLP, 369 Lexington Avenue, 18th Floor, New York, NY 10017, Attn: Stanley Goldstein, Esq. and to Carmine Stella and Anthony Stella at 1111 East Tremont Ave., Bronx, New York 10460, in each case with a copy to Berlack, Israels & Liberman, 120 West 45th Street, New York, NY 10036,
Attn: Steven F. Wasserman, Esq.


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     3.6 Injunctive Relief. It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled to injunctive relief, including specific performance, to ensure such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     3.7 Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     3.8 Variations in Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the antecedent person or persons or entity or entities may require.

     3.9 Headings. The headings used in this Agreement are for convenience only and shall not by themselves determine the interpretation, construction or meaning of this Agreement.

     3.10 Binding Effect. This Agreement, the Exhibits and all certificates or other instruments delivered by or on behalf of the parties hereto shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

     3.11 Term; Termination. This Agreement shall terminate on June 28, 2006. Notwithstanding the above, this Agreement shall remain in full force and effect so long as the property owned by Addie Realty Properties, Inc. (located at 500 Fourth Avenue, Brooklyn, NY) continues to secure indebtedness of Capital.

     3.12 Conflicts with Charter or By-Laws. In the event that this Agreement conflicts in any way with any provision of the Company certificate of incorporation, as amended from time to time, by-laws or corporate resolutions, the provisions hereof shall control.

     3.13 Legend. Each stockholder and the Company agree that each outstanding certificate representing securities of the Company shall be endorsed with legends substantially in the following form:

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR UNLESS IN THE OPINION OF COUNSEL TO THE COMPANY SUCH TRANSFER IS EXEMPT FROM APPLICABLE REGISTRATION REQUIREMENTS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN A VOTING AGREEMENT DATED JUNE 29, 2001, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY OR FROM THE HOLDER OF THIS CERTIFICATE. TRANSFER OF SUCH SHARES WILL NOT BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.

     A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company.

     3.14 Proxy.

     (a) In the event that any party to this Agreement fails to exercise his obligations as provided herein and attend in person or by proxy at any shareholders meeting to vote his Shares as provided in this Agreement, then, and in that event, pursuant to Section 212 of the Delaware General Corporation Law, such party hereby appoints the other party (ie., the Capital Stockholders and Prospect Stockholders appoint each other) as their attorney and agent to vote, consent or to otherwise exercise all of his rights as his proxy with respect to his Shares in the same manner, to the full extent and with the same effect that such party might otherwise vote, consent or exercise any rights with reference to said Shares.


     (b) The above proxy is coupled with an interest, is irrevocable and shall survive the death or incompetency adjudication of any party.


     (c) Each certificate representing the Shares subject to this Agreement or any replacement Shares shall be marked on the face thereof with the following legend:


                    "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN IRREVOCABLE PROXY AND VOTING AGREEMENT BETWEEN CARMINE STELLA, ANTHONY STELLA, MONTY MATRISCIANI, MICHAEL MATRISCIANI, DANIEL MATRISCIANI, ALEX MATRISCIANI, CAPITAL BEVERAGE CORPORATION AND PROSPECT BEVERAGE CORPORATION, A COPY OF WHICH AGREEMENT MAY BE EXAMINED AT THE PRINCIPAL OFFICE OF THE COMPANY."


     (d) In the event that any provision or portion of this Agreement shall, for any reason, be held invalid, unenforceable or contrary to law, the remainder of such provision and the remaining provisions of this Agreement shall not be affected but, rather, shall remain in full force and effect. The parties hereto agree in such event to execute, acknowledge and deliver all such further documents and to take all such further action as may be necessary or desirable to carry out and make effective the terms, conditions, purposes and intent of this Agreement including the execution of any further agreements and voting agreements, the purpose of which shall provide the voting rights and benefits contained in this Agreement.

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     3.15 Governing Law; Arbitration of Disputes. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles. The parties agree that any and all claims and controversies arising under this Agreement will be resolved by arbitration in accordance with the terms and conditions of the Asset Purchase Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                       CAPITAL BEVERAGE CORPORATION


                                       By:/s/ Carmine Stella
                                          ---------------------
                                          Name: Carmine Stella
                                          Title:   President


                                       PROSPECT BEVERAGE CORPORATION


                                       By: /s/ Monty Matrisciani
                                           ----------------------
                                           Name:  Monty Matrisciani
                                           Title:   President


                                       PROSPECT STOCKHOLDERS:



                                       /s/ Monty Matrisciani
                                       ----------------------
                                           Monty Matrisciani

                                       /s/ Michael Matrisciani
                                       -----------------------
                                           Michael Matrisciani

                                       /s/ Daniel Matrisciani
                                       -----------------------
                                           Daniel Matrisciani

                                       /s/ Alex Matrisciani
                                       -----------------------
                                           Alex Matrisciani


                                       THE CAPITAL STOCKHOLDERS:


                                       /s/ Carmine Stella
                                       ---------------------
                                           Carmine Stella


                                       /s/ Anthony Stella
                                       ---------------------
                                           Anthony Stella



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